NEWS RELEASE

For Immediate Release:	For Further Information Contact:
November 5, 2015	Media: www.CBI.com
Investors: Christi Thoms-Knox +1 832 513 1200

CB&I Reports 2015 Third Quarter Results

THE WOODLANDS, Texas, Nov. 5, 2015 /PRNewswire/ -- CB&I (NYSE: CBI) announced today third quarter 2015 net income was $163.8 million, on an adjusted, non-GAAP basis, or $1.54 per diluted share. Revenues for the third quarter were $3.3 billion, including a $290 million negative impact attributable to the translation effect of the strong dollar. Net cash provided by operating activities during the third quarter was $21 million. New awards for the third quarter were $4 billion, with new awards for the first nine months of 2015 approaching $10 billion. Backlog remains fairly constant at $29.9 billion, including a year-to-date adverse foreign exchange impact of approximately $450 million.

"CB&I’s performance remains solid," said Philip K. Asherman, CB&I’s President and Chief Executive Officer. "Our new awards continue to emphasize the benefit of our strong competitive positioning, integrated delivery platform, selectivity and healthy underpinning. We are confident in our ability to convert major prospects into new backlog in the fourth quarter of 2015 and in 2016, while sustaining robust margins and maximizing operating cash flow performance."

Significant new awards for the third quarter 2015 included engineering, procurement and construction for petrochemical facilities and a chemicals plant in the U.S., fabrication awards for low-temperature tanks and spheres for natural gas liquids in the U.S., technology licensing for a petrochemical plant in the U.S. and catalysts sales in North America and Africa, power plant maintenance services in the U.S., military installation fuel services for the U.S. federal government, work for the U.S. Army Corps of Engineers, chemical plant maintenance, as well as site construction for a hydrotreater in the U.S. New awards also included scope increases related to existing projects and a variety of technology and fabrication awards globally.

The tables below include a reconciliation of non-GAAP information and pro-forma financial data for the third quarter and year to date to illustrate financial results excluding the nuclear business. Results on a GAAP basis include a non-cash after-tax charge of $904 million resulting from the company’s recently announced divestment of its nuclear construction business.

Earnings Conference Call
CB&I will host a webcast on November 5 at 4:00 p.m. Central time (5:00 p.m. Eastern time) to discuss financial and operating results and answer questions from investors. The webcast will be available on the Investor Relations page of www.cbi.com.
About CB&I
CB&I (NYSE:CBI) is the most complete energy infrastructure focused company in the world. With 125 years of experience and the expertise of approximately 54,000 employees, CB&I provides reliable solutions while maintaining a relentless focus on safety and an uncompromising standard of quality. For more information, visit www.cbi.com.

Important Information For Investors And Shareholders
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases or expressions such as "achieve," "forecast," "plan," "propose," "strategy," "envision," "hope," "will," "continue," "potential," "expect," "believe," "anticipate," "project," "estimate," "predict," "intend," "should," "could," "may," "might" or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2014, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.

Chicago Bridge & Iron Company N.V.
Reconciliation of Non-GAAP Supplemental Information
(in thousands, except per share data)

		Three Months		Nine Months
		Ended September 30,		Ended September 30,
		2015	2014	2015	2014

Adjusted income from operations

(Loss) income from operations		$(889,962)	$286,062	$(359,057)	$708,756
Charges related to disposition of nuclear operations		1,160,480	—	1,160,480	—
Integration related costs		—	4,563	—	22,167
Adjusted income from operations		$270,518	$290,625	$801,423	$730,923
Adjusted % of Revenue		8.1%	8.6%	8.3%	7.6%

Adjusted net income attributable to CB&I

Net (loss) income attributable to CB&I		$(740,433)	$161,842	$(438,690)	$393,197
Charges related to disposition of nuclear operations, net of tax (1)		904,230	—	904,230	—
Integration related costs, net of tax (2)		—	2,829	—	14,228
Adjusted net income attributable to CB&I		$163,797	$164,671	$465,540	$407,425

Adjusted net income attributable to CB&I per share

Net (loss) income attributable to CB&I		$(7.02)	$1.48	$(4.08)	$3.61
Charges related to disposition of nuclear operations, net of tax (1)		8.56	—	8.38	—
Integration related costs, net of tax (2)		—	0.03	—	0.13
Adjusted net income attributable to CB&I per share		$1.54	$1.51	$4.30	$3.74

(1) The three and nine month periods ended September 30, 2015 include $1,160,480 of non-cash charges related to the disposition of our nuclear operations, less the tax impact of $256,250. The unadjusted per share amounts for the three and nine month 2015 periods are based upon diluted weighted average shares that are equivalent to our basic weighted average shares of 105,454 and 107,440, respectively, due to the net loss for the periods. The adjusted per share amounts for the three and nine month 2015 periods are based upon diluted weighted average shares of 106,322 and 108,318, respectively.

(2) The three and nine month periods ended September 30, 2014 include $4,563 and $22,167, respectively, of integration related costs, less the tax impact of $1,734 and $7,939, respectively. The unadjusted and adjusted per share amounts for the three and nine month 2014 periods are based upon diluted weighted average shares of 109,209 and 109,061, respectively.

2015 Guidance

Adjusted Revenue (1)	$14,000,000 - $14,400,000
Adjusted EPS (2)	$5.55 - $6.05

(1) Adjusted revenue guidance excludes the impact of foreign currency fluctuations that are estimated to result in a decrease of approximately $800,000 to $900,000. GAAP revenue for 2015 is estimated to be $13,100,000 to $13,600,000.

(2) Adjusted earnings per share guidance excludes pre-tax charges related to the disposition of our nuclear operations that are estimated to be $1,300,000 to $1,600,000 (approximately $1,000,000 to $1,200,000 after tax), or ($9.30) to ($11.15) per share. GAAP loss per share for 2015 is estimated to be ($5.60) to ($3.25) per share.

Chicago Bridge & Iron Company N.V.
Segment Information
(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015		2014		2015		2014

NEW AWARDS (1), (2)		% of		% of		% of		% of
		Total		Total		Total		Total
Engineering & Construction	$2,407,835	60%	$1,582,194	53%	$4,923,193	50%	$8,133,843	63%
Fabrication Services	840,658	21%	784,194	26%	2,612,747	26%	1,865,311	14%
Technology	97,539	3%	82,281	3%	255,648	3%	312,124	2%
Capital Services	654,270	16%	527,336	18%	2,084,413	21%	2,665,293	21%
Total	$4,000,302		$2,976,005		$9,876,001		$12,976,571

REVENUE (2)		% of		% of		% of		% of
		Total		Total		Total		Total
Engineering & Construction	$1,946,426	59%	$2,022,296	60%	$5,681,134	59%	$5,648,375	59%
Fabrication Services	640,201	19%	686,507	20%	1,889,340	20%	2,052,713	21%
Technology	118,269	3%	89,918	3%	310,605	3%	294,878	3%
Capital Services	616,786	19%	582,012	17%	1,773,461	18%	1,607,278	17%
Total	$3,321,682		$3,380,733		$9,654,540		$9,603,244

(LOSS) INCOME FROM OPERATIONS (2)		% of		% of		% of		% of
		Revenue		Revenue		Revenue		Revenue
Engineering & Construction (3)	$(1,007,354)	(51.8)%	$155,096	7.7%	$(694,469)	(12.2)%	$372,380	6.6%
Fabrication Services	61,408	9.6%	67,943	9.9%	169,744	9.0%	193,125	9.4%
Technology	31,911	27.0%	38,560	42.9%	116,676	37.6%	110,471	37.5%
Capital Services	24,073	3.9%	29,026	5.0%	48,992	2.8%	54,947	3.4%
Total operating groups	$(889,962)	(26.8)%	$290,625	8.6%	$(359,057)	(3.7)%	$730,923	7.6%
Integration related costs	—		(4,563)		—		(22,167)
Total	$(889,962)	(26.8)%	$286,062	8.5%	$(359,057)	(3.7)%	$708,756	7.4%

(1) New awards represent the value of new project commitments received by the Company during a given period, as well as scope growth on existing commitments.

(2) During the three months ended March 31, 2015, we realigned our reportable segments to reflect the present management oversight of our operations. Our maintenance business that was previously reported within our Engineering & Construction operating group (formerly Engineering, Construction & Maintenance) is now reported within our Capital Services operating group (formerly Environmental Solutions), and our engineered products business that was previously reported within our Technology operating group is now reported within our Fabrication Services operating group. Our segment results for the three and nine months ended September 30, 2014 were reclassified to reflect the reportable segment realignment.

(3) During the three months ended September 30, 2015, we recorded a non-cash pre-tax charge of $1,160,480 within our Engineering & Construction operating group related to the disposition of our nuclear operations.

Non-GAAP Supplemental Information
(amounts adjusted to exclude non-cash charges related to the disposition of our nuclear operations and integration related costs) (1)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2015		2014		2015		2014

INCOME FROM OPERATIONS		% of		% of		% of		% of
		Revenue		Revenue		Revenue		Revenue
Engineering & Construction	$153,126	7.9%	$155,096	7.7%	$466,011	8.2%	$372,380	6.6%

Total	$270,518	8.1%	$290,625	8.6%	$801,423	8.3%	$730,923	7.6%

(1) The exclusion of the $1,160,480 of charges related to the disposition of our nuclear operations for 2015 and integration related costs for 2014, are non-GAAP financial measures, which we believe provides users a better indication of our operating performance. See "Reconciliation of Non-GAAP Supplemental Information" table.

Chicago Bridge & Iron Company N.V.
Summary Unaudited Pro Forma Financial Data
(in thousands, except per share data)

	Three Months Ended September 30, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$3,321,682	$—	$(502,922)	$2,818,760
(Loss) income from operations	$(889,962)	$1,160,480	$(45,715)	$224,803
Net (loss) income attributable to CB&I	$(740,433)	$904,230	$(27,886)	$135,911
Net (loss) income attributable to CB&I per share (diluted)(2)	$(7.02)	$8.56	$(0.26)	$1.28
New Awards	$4,000,302	$—	$(84,289)	$3,916,013
Backlog	$29,928,616	$—	$(7,785,551)	$22,143,065
Operating Cash Flows	$21,282	$—	$305,685	$326,967

	Nine Months Ended September 30, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$9,654,540	$—	$(1,555,508)	$8,099,032
(Loss) income from operations	$(359,057)	$1,160,480	$(163,115)	$638,308
Net (loss) income attributable to CB&I	$(438,690)	$904,230	$(99,500)	$366,040
Net (loss) income attributable to CB&I per share (diluted)(2)	$(4.08)	$8.38	$(0.92)	$3.38
New Awards	$9,876,001	$—	$(664,214)	$9,211,787
Backlog	$29,928,616	$—	$(7,785,551)	$22,143,065
Operating Cash Flows	$(173,422)	$—	$880,485	$707,063

(1)    The summary unaudited pro forma financial information presented in the table above is for illustrative purposes only and is based on assumptions and estimates considered appropriate by CB&I management; however, it is not necessarily indicative of what CB&I’s consolidated financial position or results of operations actually would have been assuming the transaction was completed on January 1, 2015, and does not purport to represent CB&I’s consolidated financial position or results of operations for future periods. The above should be read together with the historical financial statements, including the related notes thereto, included in CB&I’s Annual Report on Form 10-K for the year ended December 31, 2014, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015.

(2) The unadjusted per share amounts for the three and nine month 2015 periods are based upon diluted weighted average shares that are equivalent to our basic weighted average shares of 105,454 and 107,440, respectively, due to the net loss for the periods. The adjusted per share amounts for the three and nine month 2015 periods are based upon diluted weighted average shares of 106,322 and 108,318, respectively.

Chicago Bridge & Iron Company N.V.
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2015	2014	2015	2014

Revenue	$3,321,682	$3,380,733	$9,654,540	$9,603,244
Cost of revenue	2,943,965	2,987,539	8,523,529	8,527,473
Gross profit	377,717	393,194	1,131,011	1,075,771
% of Revenue	11.4%	11.6%	11.7%	11.2%

Selling and administrative expense	93,672	92,585	287,926	309,783
% of Revenue	2.8%	2.7%	3.0%	3.2%

Intangibles amortization	14,948	16,789	45,542	49,845
Equity earnings	(1,154)	(6,673)	(5,750)	(14,003)
Goodwill impairment	453,100	—	453,100	—
Loss on assets held for sale and intangible assets impairment	707,380	—	707,380	—
Other operating (income) expense, net	(267)	(132)	1,870	(777)
Integration related costs	—	4,563	—	22,167
(Loss) income from operations	(889,962)	286,062	(359,057)	708,756
% of Revenue	(26.8)%	8.5%	(3.7)%	7.4%

Interest expense	(25,025)	(21,337)	(68,425)	(61,899)
Interest income	2,058	2,584	6,290	6,121
(Loss) income before taxes	(912,929)	267,309	(421,192)	652,978

Income tax benefit (expense)	187,375	(83,419)	38,275	(199,276)
Net (loss) income	(725,554)	183,890	(382,917)	453,702

Less: Net income attributable to noncontrolling interests	(14,879)	(22,048)	(55,773)	(60,505)
Net (loss) income attributable to CB&I	$(740,433)	$161,842	$(438,690)	$393,197

Net (loss) income attributable to CB&I per share:
Basic	$(7.02)	$1.50	$(4.08)	$3.64
Diluted	$(7.02)	$1.48	$(4.08)	$3.61

Weighted average shares outstanding:
Basic	105,454	108,199	107,440	107,993
Diluted	105,454	109,209	107,440	109,061

Cash dividends on shares:
Amount	$7,333	$7,574	$22,540	$22,700
Per share	$0.07	$0.07	$0.21	$0.21

Non-GAAP Supplemental Information
(amounts adjusted to exclude non-cash charges related to the disposition of our nuclear operations and integration related costs) (1)

Adjusted income from operations	$270,518	$290,625	$801,423	$730,923
Adjusted % of Revenue	8.1%	8.6%	8.3%	7.6%

Adjusted net income attributable to CB&I	$163,797	$164,671	$465,540	$407,425
Adjusted net income attributable to CB&I per share (diluted)	$1.54	$1.51	$4.30	$3.74

(1) The exclusion of the $1,160,480 of charges ($904,230 after tax) related to the disposition of our nuclear operations for 2015 and integration related costs for 2014, are non-GAAP financial measures, which we believe provides users a better indication of our operating performance. See "Reconciliation of Non-GAAP Supplemental Information" table.

Chicago Bridge & Iron Company N.V.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30,	December 31,
	2015	2014
ASSETS

Assets held for sale	$886,429	$—
Other current assets	3,897,418	3,530,459
Equity investments	130,151	107,984
Property and equipment, net	604,196	771,651
Goodwill and other intangibles, net	4,146,174	4,751,685
Other non-current assets	244,935	219,252
Total assets	$9,909,303	$9,381,031

LIABILITIES AND SHAREHOLDERS' EQUITY

Current maturities of long-term debt and other borrowings	$646,646	$270,738
Liabilities held for sale	755,429	—
Other current liabilities	3,794,858	4,051,492
Long-term debt	1,872,030	1,564,158
Other non-current liabilities	598,338	618,340

Shareholders' equity	2,242,002	2,876,303
Total liabilities and shareholders’ equity	$9,909,303	$9,381,031

Condensed Consolidated Statements of Cash Flows and Other Financial Data
(in thousands)

	Nine Months
	Ended September 30,
	2015	2014
CASH FLOWS

Cash flows from operating activities	$(173,422)	$(349,293)
Cash flows from investing activities	(317,868)	(74,573)
Cash flows from financing activities	621,883	302,348
Effect of exchange rate changes on cash and cash equivalents	(58,016)	(27,540)
Increase (decrease) in cash and cash equivalents	72,577	(149,058)
Cash and cash equivalents, beginning of the year	351,323	420,502
Cash and cash equivalents, end of the period	$423,900	$271,444

OTHER FINANCIAL DATA

Increase in receivables, net	$(157,645)	$(222,207)
Change in contracts in progress, net	(783,027)	(994,458)
(Increase) decrease in inventory	(13,111)	17,106
(Decrease) increase in accounts payable	(28,671)	68,105
Change in contract capital	$(982,454)	$(1,131,454)

Depreciation and amortization	$128,261	$135,281
Capital expenditures	$93,494	$79,511

	September 30, 2015	December 31, 2014
Backlog (1)	$29,928,616	$30,363,269

(1) Backlog includes the value of new award commitments until work is performed and revenue is recognized or until cancellation. Backlog may also fluctuate with currency movements.

CONTACT: Media, www.cbi.com, Investors, Christi Thoms-Knox, +1 832 513 1200